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                   FORM OF CONTINGENT VALUE RIGHTS AGREEMENT
                                 BY AND BETWEEN
                            HEWLETT-PACKARD COMPANY
                                      AND
                         [____________________________]
                           DATED AS OF       , 200[1]

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                               TABLE OF CONTENTS

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ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..................      1

        Section 1.1.   Definitions.................................................      1
        Section 1.2.   Compliance and Opinions.....................................      4
        Section 1.3.   Form of Documents Delivered to Trustee......................      5
        Section 1.4.   Acts of Holders.............................................      5
        Section 1.5.   Notices, etc................................................      6
        Section 1.6.   Notice to Holders; Waiver...................................      6
        Section 1.7.   Conflict with Trust Indenture Act...........................      7
        Section 1.8.   Effect of Headings and Table of Contents....................      7
        Section 1.9.   Successors and Assigns......................................      7
        Section 1.10.  Benefits of Agreement.......................................      7
        Section 1.11.  Governing Law...............................................      7
        Section 1.12.  Legal Holidays..............................................      7
        Section 1.13.  Separability Clause.........................................      7
        Section 1.14.  No Recourse Against Others..................................      7
        Section 1.15.  Counterparts................................................      7

ARTICLE 2 SECURITY FORMS                                                                 7

        Section 2.1.   Forms Generally.............................................      7

ARTICLE 3 THE SECURITIES...........................................................      8

        Section 3.1.   Title and Terms.............................................      8
        Section 3.2.   Registrable Form............................................      9
        Section 3.3.   Execution, Authentication, Delivery and Dating..............      9
        Section 3.4.   Withholding Rights..........................................     10
        Section 3.5.   Registration, Non-Transferability, Registration of Permitted
                       Transfers and Exchanges.....................................     10
        Section 3.6.   Mutilated, Destroyed, Lost and Stolen Securities............     11
        Section 3.7.   Payments with respect to CVR Certificates...................     11
        Section 3.8.   Persons Deemed Owners.......................................     11
        Section 3.9.   Cancellation................................................     11

ARTICLE 4 THE TRUSTEE..............................................................     12

        Section 4.1.   Certain Duties and Responsibilities.........................     12
        Section 4.2.   Certain Rights of Trustee...................................     12
        Section 4.3.   Not Responsible for Recitals or Issuance of Securities......     14
        Section 4.4.   May Hold Securities.........................................     14
        Section 4.5.   Money Held in Trust.........................................     14
        Section 4.6.   Compensation and Reimbursement..............................     14
        Section 4.7.   Disqualification; Conflicting Interests.....................     14
        Section 4.8.   Corporate Trustee Required; Eligibility.....................     15
        Section 4.9.   Resignation and Removal; Appointment of Successor...........     15
        Section 4.10.  Acceptance of Appointment of Successor......................     16
        Section 4.11.  Merger, Conversion, Consolidation or Succession to
                       Business....................................................     16
        Section 4.12.  Preferential Collection of Claims Against Buyer.............     16

ARTICLE 5 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND BUYER..........................     16

        Section 5.1.   Buyer to Furnish Trustee Names and Addresses of Holders.....     16
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                               TABLE OF CONTENTS

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        Section 5.2.   Preservation of Information; Communications to Holders......     17
        Section 5.3.   Reports by Trustee..........................................     17
        Section 5.4.   Reports by Buyer............................................     17

ARTICLE 6 AMENDMENTS...............................................................     17

        Section 6.1.   Amendments Without Consent of Holders.......................     17
        Section 6.2.   Amendments with Consent of Holders..........................     18
        Section 6.3.   Execution of Amendments.....................................     19
        Section 6.4.   Effect of Amendments; Notice to Holders.....................     19
        Section 6.5.   Conformity with Trust Indenture Act.........................     19
        Section 6.6.   Reference in Securities to Amendments.......................     19

ARTICLE 7 COVENANTS................................................................     19

        Section 7.1.   Payment of Amounts, if any, to Holders......................     19
        Section 7.2.   Maintenance of Office or Agency.............................     20
        Section 7.3.   Money for Security Payments to Be Held in Trust.............     20
        Section 7.4.   Certain Purchases and Sales.................................     21
        Section 7.5.   Reports.....................................................     21
        Section 7.6.   Audits; Dispute Resolution..................................     21
        Section 7.7.   Foreign Exchange............................................     23
        Section 7.8.   Notice of Default...........................................     23

ARTICLE 8 REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT..................     23

        Section 8.1.   Event of Default Defined; Acceleration of Maturity; Waiver
                       of Default..................................................     23
        Section 8.2.   Collection of Indebtedness by Trustee; Trustee May Prove
                       Debt........................................................     24
        Section 8.3.   Application of Proceeds.....................................     26
        Section 8.4.   Suits for Enforcement.......................................     26
        Section 8.5.   Restoration of Rights on Abandonment of Proceedings.........     26
        Section 8.6.   Limitations on Suits by Holders.............................     27
        Section 8.7.   Unconditional Right of Holders to Institute Certain Suits...     28
        Section 8.8.   Powers and Remedies Cumulative; Delay or Omission Not Waiver
                       of Default..................................................     28
        Section 8.9.   Control by Holders..........................................     28
        Section 8.10.  Waiver of Past Defaults.....................................     29
        Section 8.11.  Trustee to Give Notice of Default, But May Withhold in
                       Certain Circumstances.......................................     29
        Section 8.12.  Right of Court to Require Filing of Undertaking to Pay
                       Costs.......................................................     29

ARTICLE 9 CONSOLIDATION, MERGER, SALE OR CONVEYANCE................................     29

        Section 9.1.   Successors..................................................     29
        Section 9.2.   Successor Person Substituted................................     30
        Section 9.3.   Opinion of Counsel to Trustee...............................     30

Annex A--              Form of CVR Certificate

    Note: This table of contents shall not, for any purpose, be deemed to be a part of this Agreement.

                                       ii
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                                   EXHIBIT A
                   FORM OF CONTINGENT VALUE RIGHTS AGREEMENT

    THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated             , 200[1], between
Hewlett-Packard Company, a Delaware corporation (the "BUYER"), and [Buyer's transfer agent], as Trustee (the "RIGHTS AGENT" or "TRUSTEE"), in favor of each person (a "HOLDER") who from time to time holds one or more Contingent Value Rights (the "CVRS" or "SECURITIES") to receive cash in the amounts and subject to the terms and conditions set forth herein. A registration statement on
Form S-4 (No. 333-   ) (the "REGISTRATION STATEMENT") with respect to, among
other securities, the CVRs, has been prepared and filed by the Buyer with the SEC and has become effective in accordance with the Securities Act. This Agreement is entered into in connection with the Offer Agreement (the "OFFER AGREEMENT") dated as of September 6, 2001, by and between the Buyer and Indigo N.V., a corporation organized under the laws of The Netherlands (the "COMPANY"), which sets forth the initial allocation of one CVR to each outstanding Company Share (as defined in the Offer Agreement) that is exchanged for the Contingent Offer Price (as defined in the Offer Agreement).

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

    Section 1.1. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

        (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

        (b) all accounting terms used herein and not expressly defined herein shall have the meanings assigned to such terms in accordance with generally accepted accounting principles in the United States, and the term "generally accepted accounting principles" or "GAAP" means such accounting principles as are generally accepted and as applied by the Buyer consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period;

        (c) all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the respective meanings assigned to them therein; and

        (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

        "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "AGREEMENT" means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

        "AUTHORIZED NEWSPAPER" means The Wall Street Journal (Western Edition), or if The Wall Street Journal (Western Edition) shall cease to be published, or, if the publication or general circulation of The Wall Street Journal (Western Edition) shall be suspended for whatever reason, such other English language newspaper of general circulation in The City of New York, New York, or San Jose, California as is selected by the Buyer.

        "BOARD OF DIRECTORS" means the board of directors of the Buyer or any duly authorized committee of that board.
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        "BOARD RESOLUTION" means a copy of a resolution certified by the
    Secretary or an Assistant Secretary of the Buyer, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "BUSINESS DAY" means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York, New York or San Jose, California are not authorized or obligated by law or executive order to close, and shall consist of the time period from 12:01 a.m. to 12:00 midnight U.S. Eastern time.

        "BUYER" means the Person (as defined herein) named as the "Buyer" in the first paragraph of this Agreement, until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Buyer" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317, inclusive, as they are applicable to the Buyer, the term "Buyer" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

        "BUYER REQUEST" or "BUYER ORDER" means a written request or order signed in the name of the Buyer by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary, and delivered to the Trustee.

        "CLOSING TIME" means [            ].

        "COMMISSION" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act (as defined herein), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "COMPANY CORE TECHNOLOGY" means Company technology which enables the creation of a printed image employing a liquid composition of charged, pigmented thermoplastic particles which are being transferred from an image-bearing surface to a final substrate.

        "CONSUMABLES" means (i) consumables and accessories that in each case have a commercial use which is limited to the support and use of LEP Digital Press Products and (ii) support services directly related to the initial installation of and the ongoing repair and maintenance of LEP Digital Press Products.

        "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is
    located at [            ].

        "CVR CERTIFICATES" has the meaning ascribed to it in Article 2.

        "CVR MEASURING PERIOD" means the three-year period commencing on the first day of the first month subsequent to the Closing Time or February 1, 2002, whichever is later.

        "CVR PAYOUT" has the meaning ascribed to it in Section 3.1(b)(i).

        "CVR REPORT" means a written report of the Buyer, certified by an officer of the Buyer, showing the Revenue for the CVR Measuring Period and the corresponding calculation of the CVR Payout.

        "DEFAULT INTEREST RATE" means the 90-day London Interbank Offering Rate, as published in an Authorized Newspaper, as such rate may change from time to time, plus 400 basis points.

        "DEFAULT ISSUANCE DATE" means the date upon which the Securities become due and payable pursuant to Section 8.1.

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        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "HOLDER" means a Person in whose name a Security is registered in the Security Register.

        "INTEREST RATE" means the 90-day London Interbank Offering Rate, as published in an Authorized Newspaper, as such rate may change from time to time, plus 100 basis points.

        "ISSUANCE DATE" means the sixtieth (60th) day following the last day of the CVR Measuring Period (or such earlier date upon which the Buyer delivers the CVR Report to the Rights Agent).

        "LEP DIGITAL PRESS PRODUCTS" means digital press products, including accessories and options (e.g. finishing equipment, sheet feeders) which utilize Company Core Technology.

        "LOWER LIMIT" means one billion United States Dollars (U.S. $1,000,000,000).

        "MAXIMUM CVR PAYOUT" has the meaning ascribed to it in
    Section 3.1(b)(i)(1).

        "OFFICERS' CERTIFICATE," when used with respect to the Buyer means a certificate signed by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary of the Buyer delivered to the Trustee.

        "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Buyer.

        "OUTSTANDING" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Agreement, except: (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (b) from and after the earliest of a Default Issuance Date or the Issuance Date, Securities for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Buyer) in trust, or set aside and segregated in trust by the Buyer (if the Buyer shall act as its own Paying Agent) for the Holders of such Securities; and
    (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Agreement, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Buyer; provided, however, that in determining whether the Holders of the requisite Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Buyer or any Affiliate of the Buyer, whether held as treasury securities or otherwise, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

        "PAYING AGENT" means any Person authorized by the Buyer to pay the CVR Payout determined pursuant to Section 3.1, if any, on any Securities on behalf of the Buyer.

        "PERMITTED TRANSFER" shall mean (i) the transfer of any or all of the CVRs on death by will or intestacy; (ii) the transfer by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (iii) transfers to an Affiliate of a Holder; (iv) if the Holder is a partnership or limited liability or similar company, a distribution by the transferring entity to its limited partners or members; (v) by gift; or (vi) a sale or transfer to Buyer, PROVIDED, HOWEVER, that the transferee or transferees in all such transfers must agree to be bound by these restrictions on transfer.

        "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

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        "RESIDUAL CALCULATION" means the present value, as of the end of the CVR
    Measuring Period, of remaining minimum contractually committed payments associated with LEP Digital Press Products placed during the CVR Measuring Period under operating leases, provided the placement of such LEP Digital Press Products has not been and will not be recognized as a sale under U.S. GAAP (as applied by the Buyer consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period). The present value will be determined by using a discount rate of twelve percent (12%) per year.

        "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

        "REVENUE" means the actual net revenue from the sale or lease of LEP Digital Press Products and Consumables by the Buyer and its Affiliates (and its successors and assigns under this Agreement) during the CVR Measuring Period plus the Residual Calculation. Actual net revenue is to be based on U.S. GAAP, as applied by the Buyer consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period, or in the case of successors or assigns under this Agreement which are not Affiliates of Buyer, as such successors or assigns account for net revenue under their standard accounting practices.

        "SECURITIES ACT" means the Securities Act of 1933, as amended.

        "SECURITY REGISTER" has the meaning ascribed to it in Section 3.5(a).

        "SUBSIDIARY" means each Person more than 50% of the outstanding Voting Securities of which is owned, directly or indirectly, by the Buyer and/or one or more Subsidiaries.

        "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time.

        "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor Trustee.

        "UPPER LIMIT" means one billion six hundred million United States Dollars (U.S. $1,600,000,000).

        "VICE PRESIDENT" when used with respect to the Buyer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."

    Section 1.2.  COMPLIANCE AND OPINIONS.

        (a) Upon any application or request by the Buyer to the Trustee to take any action under any provision of this Agreement, the Buyer shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signor, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating, subject to customary exceptions, that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

        (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include: (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
    (ii) a brief statement as to the nature and scope of the examination or investigation upon

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    which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

    Section 1.3.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

        (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        (b) Any certificate or opinion of an officer of the Buyer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Buyer stating that the information with respect to such factual matters is in the possession of the Buyer.

        (c) Any certificate, statement or opinion of an officer of the Buyer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Buyer. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

        (d) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

    Section 1.4.  ACTS OF HOLDERS.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Buyer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 4.1) conclusive in favor of the Trustee and the Buyer, if made in the manner provided in this Section. The Buyer may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Agreement. If not set by the Buyer prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for such action shall be the later of ten days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.1 of this Agreement prior to such solicitation. If a record date is fixed, those Persons who were Holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or, except with respect to clause (d) below, to revoke any vote or consent previously given, whether or not such Persons

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    continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than on hundred twenty (120) days after such record date.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

        (c) The ownership of Securities shall be proved by the Security Register. Neither the Buyer nor the Trustee nor any Agent of the Buyer or the Trustee shall be affected by any notice to the contrary.

        (d) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.4, of the taking of any action by the Holders of the Securities specified in this Agreement in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this
    Section 1.4, revoke such action so far as concerns such Security. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Buyer in reliance thereon, whether or not notation of such action is made upon such Security.

    Section 1.5. NOTICES, ETC. TO TRUSTEE AND BUYER. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

        (a) the Trustee by any Holder or by the Buyer shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office; or

        (b) the Buyer by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Buyer addressed to it at 3000 Hanover Street, Mail Stop 20-BQ, Palo Alto, CA 94304, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Buyer.

    Section 1.6.  NOTICE TO HOLDERS; WAIVER.

        (a) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        (b) In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Agreement, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

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    Section 1.7.  CONFLICT WITH TRUST INDENTURE ACT.  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

    Section 1.8. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    Section 1.9. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by the Buyer shall bind its successors and assigns, whether so expressed or not.

    Section 1.10. BENEFITS OF AGREEMENT. Nothing in this Agreement or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for sole benefit of the parties hereto and their successors and of the Holders.

    Section 1.11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. Each of the Buyer, the Rights Agent and each of the Holders by their acceptance of the CVRs hereby irrevocably consents to the exclusive jurisdiction and venue of any court within the State of New York in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives any covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

    Section 1.12. LEGAL HOLIDAYS. In the event that the Issuance Date or a Default Issuance Date, as the case may be, shall not be a Business Day, then (notwithstanding any provision of this Agreement or the Securities to the contrary) payment on the Securities need not be made on such date, but may be made, without the accrual of any interest thereon, on the next succeeding Business Day with the same force and effect as if made on the Issuance Date or a Default Issuance Date, as the case may be.

    Section 1.13. SEPARABILITY CLAUSE. In case any provision in this Agreement or in the CVRs shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    Section 1.14. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Buyer or the Trustee shall not have any liability for any obligations of the Buyer or the Trustee under the Securities or the Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

    Section 1.15. COUNTERPARTS. This Agreement shall be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

                                   ARTICLE 2
                                 SECURITY FORMS

    Section 2.1. FORMS GENERALLY. The CVR Certificates and the Trustee's certificate of authentication shall be in substantially the forms set forth in Annex A, attached hereto and incorporated herein by this reference, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required by law or any rule or regulation, all as may be determined by the officers executing such CVR Certificates,

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as evidenced by their execution of the CVR Certificates. Any portion of the text of any CVR Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the CVR Certificate.

    The definitive CVR Certificates shall be typewritten, printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods, all as determined by the officers executing such CVR Certificates, as evidenced by their execution of such CVR Certificates.

                                   ARTICLE 3
                                 THE SECURITIES

    Section 3.1.  TITLE AND TERMS.

        (a) The aggregate number of CVR Certificates which may be authenticated and delivered under this Agreement is limited to a number equal to
    [            ], except for Securities authenticated and delivered upon
    registration of transfer of, or in exchange for, or in lieu of, other Securities.

        (b) The Securities shall be known and designated as the "Contingent Value Rights" of the Buyer. The Holders shall be entitled to the following consideration, to be delivered by the Rights Agent in accordance with the procedures set forth herein, as follows:

           (i) On the Issuance Date, each CVR outstanding immediately prior to the Issuance Date shall be cancelled and extinguished and automatically converted into and become the right to receive the CVR Payout, if any, as provided below in this Section 3.1(b). For purposes of this Agreement, "CVR PAYOUT" means, for each CVR outstanding immediately prior to the Issuance Date, that amount equal to:

               (1) if the Revenue during the CVR Measuring Period is equal to or greater than the Upper Limit, $4.50 (the "Maximum CVR Payout");

               (2) if the Revenue during the CVR Measuring Period is less than the Upper Limit but greater than the Lower Limit, the dollar amount equal to the product of (x) $4.50 multiplied by the quotient obtained by dividing (y) the number by which Revenue exceeds the Lower Limit by (z) the number by which the Upper Limit exceeds the Lower Limit; and

               (3) if the Revenue during the CVR Measuring Period is less than or equal to the Lower Limit, $0.

        (c) Except to the extent a portion of the CVR Payout is required to be treated as imputed interest pursuant to applicable law, the parties hereto agree to treat the CVR Payout for all purposes as additional consideration for the shares of the Company exchanged in the Offer.

        (d) No later than the Issuance Date, the Buyer shall furnish the CVR Report to the Rights Agent.

        (e) As soon as practicable after the Issuance Date, and in any event not later than ten (10) Business Days following the Issuance Date, the Trustee shall promptly thereafter mail, to all Holders of record of CVRs that were converted into the right to receive the CVR Payout, (i) a copy of the CVR Report, and (ii) a letter of transmittal for the purpose of authorizing the Rights Agent to surrender such Holders' CVR Certificates in exchange for cash representing the CVR Payout, if any. Upon delivery to the Rights Agent of such letter of transmittal and other requested documents and in accordance with the instructions thereon, the Holder of such CVRs shall be entitled to receive in exchange therefor cash representing the CVR Payout into which the CVRs theretofore represented by the CVR Certificates so surrendered shall have been converted

                                       8
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    pursuant to the provisions of this Agreement. Interest shall accrue at the
    Interest Rate and be paid on any such amounts from the end of the CVR Measuring Period until the Buyer transfers the CVR Payout to the Trustee. Until the Trustee distributes the CVR Payout to the Holders, it will invest the CVR Payout in an interest bearing money market account. Such interest shall be for the account of the Holders. Until surrendered and cancelled in accordance with the provisions of this Section, each CVR Certificate shall represent for all purposes only the right to receive the CVR Payout and, such interest amount.

        (f) The Buyer shall deliver, on or before the Issuance Date, an Officers' Certificate, to the Trustee, certifying the Revenue for the CVR Measuring Period and setting forth the calculation of the CVR Payout, if any, and amount of the consideration payable on the Issuance Date. The Trustee shall be protected in relying upon such Officers' Certificate and shall be under no duty to investigate the facts underlying such Officers' Certificate.

        (g) Each of the Holders of any CVR Certificate or CVR, by acceptance thereof, agrees that: (i) the Buyer and its Affiliates shall be entitled in their sole discretion to establish and modify from time to time all aspects of Buyer's program for the development, manufacturing, marketing and sale of any products, including, without limitation, the LEP Digital Press Products and Consumables, including product design, functionality and features, development processes, roadmaps and timelines, evaluation, testing and release readiness, procurement or materials and components, manufacturing, marketing and sales and staffing and funding for any of the foregoing (any or all of which may be performed by the Buyer or its Affiliates using its internal resources or by third parties pursuant to outsourcing or other contractual relationships with the Buyer or its Affiliates); and (ii) the Buyer and its Affiliates have no obligation to initiate or continue research, development, commercialization, marketing or sales activities with respect to any products, including, without limitation, the LEP Digital Press Products and Consumables and, in the Buyer's sole and subjective discretion, the Buyer and its Affiliates may abandon efforts to research, develop, commercialize, market or sell any or all products, including, without limitation, the LEP Digital Press Products and Consumables. No joint venture, partnership or other fiduciary relationship between the Buyer and the holders of the CVR Certificates or the CVRs is created by this Agreement or by the CVR Certificates or the CVRs.

        (h) Other than in the case of interest payable after a Default Issuance Date, no interest shall accrue on any amounts payable with respect to the CVRs after Buyer transfers the CVR Payout to the Trustee.

        (i) In the event that all of the CVR Certificates not previously cancelled shall have become due and payable pursuant to the terms hereof, and the Buyer has paid or caused to be paid or deposited with the Trustee all amounts payable to the Holders under this Agreement, then this Agreement shall cease to be of further effect and shall be deemed satisfied and discharged. Notwithstanding the satisfaction and discharge of this Agreement, the obligations of the Buyer under Section 4.6(c) shall survive.

    Section 3.2. REGISTRABLE FORM. The Securities shall be issuable only in registered form.

    Section 3.3.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

        (a) The CVR Certificates shall be executed on behalf of the Buyer by its chairman of the Board of Directors or its president or any vice president or its treasurer, but need not be attested. The signature of any of these officers on the CVR Certificates may be manual or facsimile.

        (b) CVR Certificates bearing the manual or facsimile signatures of individuals who were, at the time of execution, the proper officers of the Buyer shall bind the Buyer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and

                                       9
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    delivery of such CVR Certificates or did not hold such offices at the date of such CVR Certificates.

        (c) At any time and from time to time after the execution and delivery of this Agreement, the Buyer may deliver CVR Certificates executed by the Buyer to the Trustee for authentication, together with a Buyer Order for the authentication and delivery of such CVR Certificates; and the Trustee, in accordance with such Buyer Order, shall authenticate and deliver such CVR Certificates as provided in this Agreement and not otherwise.

        (d) Each CVR Certificate shall be dated the date of its authentication.

        (e) No CVR Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such CVR Certificate a certificate of authentication substantially in the form provided for herein duly executed by the Trustee, by manual or facsimile signature of an authorized officer, and such certificate upon any CVR Certificate shall be conclusive evidence, and the only evidence, that such CVR Certificate has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Agreement.

    Section 3.4. WITHHOLDING RIGHTS. The Buyer and the Trustee shall be entitled to deduct and withhold from the CVR Payout otherwise payable pursuant to this Agreement to any Holder of CVRs such amounts as Buyer or the Trustee is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by the Buyer or the Rights Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder of the CVRs in respect of which such deduction and withholding was made.

    Section 3.5. REGISTRATION, NON-TRANSFERABILITY, REGISTRATION OF PERMITTED TRANSFERS AND EXCHANGES.

        (a) The Buyer shall cause to be kept at the office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 7.2 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Buyer shall provide for the registration of CVRs and of Permitted Transfers of CVRs. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering CVRs and Permitted Transfers of CVRs as herein provided.

        (b) The CVRs and any interest therein may not be sold (except to the Buyer), assigned, pledged, encumbered, or in any other manner transferred or disposed of, in whole or in part, other than in accordance with this
    Section 3.5 hereof and in compliance with applicable United States federal and state securities laws and the terms and conditions hereof.

        (c) The CVRs and any interest therein shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer.

        (d) In the event of a Permitted Transfer, CVRs may be assigned or transferred upon delivery to the Rights Agent of a written instrument or instruments of transfer in form satisfactory to the Buyer and the Rights Agent, duly executed by the registered holder or by a duly authorized representative or attorney, such signature to be guaranteed by a commercial bank or trust Buyer having an office in the United States, by a broker or dealer that is a member of the National Association of Securities
    Dealers, Inc., or by a member of a national securities exchange. Upon any such registration of transfer, a new CVR Certificate shall be issued in the name of the transferee to be held in trust by the Rights Agent in trust for the benefit of such transferee and the surrendered CVR Certificate shall be cancelled by the Rights Agent. CVR Certificates so cancelled shall be delivered by the Rights Agent to the Buyer from time to time or otherwise disposed of by the Rights Agent in a manner satisfactory to the Buyer.

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        (e) Any transfer or assignment of CVRs shall be without charge (other than the cost of any transfer tax) to the holder and any new CVR Certificates issued pursuant to this Section 3.5 shall be dated the date of such transfer or assignment.

        (f) No service charge shall be made for any registration of transfer or exchange of CVRs, but the Buyer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of CVRs.

    Section 3.6.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

        (a) If (i) any mutilated Security is surrendered to the Trustee, or
    (ii) the Buyer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Buyer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Buyer or the Trustee that such Security has been acquired by a bona fide purchaser, the Buyer shall execute and, upon delivery of a Buyer Order, the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new CVR Certificate of like tenor and amount of CVRs, bearing a number not contemporaneously outstanding.

        (b) In case any such mutilated, destroyed, lost or stolen Security has become or is to become due and payable within fifteen days, the Buyer in its discretion may, instead of issuing a new CVR Certificate, pay to the Holder of such Security on the Issuance Date or a Default Issuance Date, as the case may be, all amounts due and payable with respect thereto.

        (c) Upon the issuance of any new Securities under this Section, the Buyer shall pay any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        (d) Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Buyer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other Securities duly issued hereunder.

        (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

    Section 3.7. PAYMENTS WITH RESPECT TO CVR CERTIFICATES. Payment of any amounts pursuant to the CVRs shall be made in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts. The Buyer may, at its option, pay such amounts by wire transfer or check payable in such money.

    Section 3.8. PERSONS DEEMED OWNERS. Prior to the time of due presentment for registration of transfer, the Buyer, the Trustee and any agent of the Buyer or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Buyer, the Trustee nor any agent of the Buyer or the Trustee shall be affected by notice to the contrary.

    Section 3.9. CANCELLATION. All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Buyer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Buyer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this

                                       11
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Section, except as expressly permitted by this Agreement. All cancelled
Securities held by the Trustee shall be destroyed and a certificate of destruction shall be issued by the Trustee to the Buyer, unless otherwise directed by a Buyer Order.

                                   ARTICLE 4
                                  THE TRUSTEE

    Section 4.1.  CERTAIN DUTIES AND RESPONSIBILITIES.

        (a) With respect to the Holders of Securities issued, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants shall be read into this Agreement against the Trustee. In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

        (b) In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that (i) this Subsection (c) shall not be construed to limit the effect of Subsections
    (a) and (b) of this Section; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; (iii) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and (iv) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 8.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

        (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

    Section 4.2.  CERTAIN RIGHTS OF TRUSTEE.  Subject to the provisions of
Section 4.1:

        (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in the document;

        (b) any request or direction or order of the Buyer mentioned herein shall be sufficiently evidenced by a Buyer Request or Buyer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon;

        (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon or an Opinion of Counsel;

        (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Buyer, personally or by agent or attorney;

                                       13
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        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

        (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

    Section 4.3. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The Trustee shall not be accountable for the Buyer's use of the Securities or the proceeds from the Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Buyer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Securities.

    Section 4.4. MAY HOLD SECURITIES. The Trustee, any Paying Agent, Security Registrar or any other agent of the Buyer, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 4.7 and 4.12, may otherwise deal with the Buyer with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

    Section 4.5. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

    Section 4.6.  COMPENSATION AND REIMBURSEMENT.  The Buyer agrees:

        (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

        (c) to indemnify the Trustee and each of its agents, officers, directors and employees (each an "INDEMNITEE") for, and to hold it harmless against, any loss, liability or expense (including attorneys fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Buyer hereunder shall constitute additional indebtedness hereunder. To secure the Buyer's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay particular Securities. The Buyer's payment obligations pursuant to this Section shall survive the termination of this Agreement. When a Trustee incurs expenses after the occurrence of an Event of Default specified in
    Section 8.1(c) or 8.1(d) with respect to the Buyer, the expenses are intended to constitute expenses of administration under bankruptcy laws.

    Section 4.7. DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and

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this Agreement. The Buyer shall take prompt steps to have a successor appointed in the manner provided in this Agreement.

    Section 4.8. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $15 million. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

    Section 4.9.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 4.10.

        (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Buyer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (c) The Trustee may be removed at any time by an act of the Holders of a majority of the Outstanding Securities, delivered to the Trustee and to the Buyer.

        (d) If at any time:

           (1) the Trustee shall fail to comply with Section 4.7 after written request therefor by the Buyer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

           (2) the Trustee shall cease to be eligible under Section 4.8 and shall fail to resign after written request therefor by the Buyer or by any such Holder, or

           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Buyer, by a Board Resolution, may remove the Trustee, or (ii) the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Buyer, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after any removal by Holders of a majority of the Outstanding Securities, a successor Trustee shall be appointed by act of the Holders of a majority of the Outstanding Securities delivered to the Buyer and the retiring Trustee the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with
    Section 4.10, become the successor Trustee and supersede the successor Trustee appointed by the Buyer. If no successor Trustee shall have been so appointed by the Buyer or the Holders of the Securities and accepted appointment within sixty (60) days after the retiring Trustee tenders its resignation or is removed, the retiring Trustee may, or, the Holder of any Security who has been a

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    bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (f) The Buyer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust office. If the Buyer fails to send such notice within ten (10) days after acceptance of appointment by a successor Trustee, it shall not be a default hereunder but the successor Trustee shall cause the notice to be mailed at the expense of the Buyer.

    Section 4.10.  ACCEPTANCE OF APPOINTMENT OF SUCCESSOR.

        (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Buyer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, upon request of the Buyer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Buyer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

        (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

    Section 4.11.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and such certificate shall have the full force which it is anywhere in the Securities or in this Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

    Section 4.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST BUYER. If and when the Trustee shall be or shall become a creditor of the Buyer (or any other obligor upon the Securities) the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Buyer (or any such other obligor).

                                   ARTICLE 5
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND BUYER

    Section 5.1. BUYER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Buyer will furnish or cause to be furnished to the Trustee (i) semiannually a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a recent date, and (ii) at such times as the

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Trustee may request in writing, within thirty (30) days after receipt by the
Buyer of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than fifteen (15) days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

    Section 5.2.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

        (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
    Section 5.1 upon receipt of a new list so furnished.

        (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Agreement and the corresponding rights and privileges of the Trustee shall be as provided by the Trust Indenture Act.

        (c) Every Holder of Securities, by receiving and holding the same, agrees with the Buyer and the Trustee that neither the Buyer nor the Trustee shall be deemed to be in violation of law or held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

    Section 5.3.  REPORTS BY TRUSTEE.

        (a) Within sixty days after October 31 of each year commencing with 2002, the Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this Agreement as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto.

        (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and also with the Buyer. The Buyer will promptly notify the Trustee when the Securities are listed on any stock exchange.

    Section 5.4.  REPORTS BY BUYER.  The Buyer shall: (a) file with the Trustee,
(i) within fifteen days after the Buyer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Buyer may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act (such required information, documents and other reports, generally, the "EXCHANGE ACT DOCUMENTS"); or, (ii) if the Buyer is not required to file its Exchange Act Documents, quarterly and annual financial information that would be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and (b) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within thirty days after the filing thereof with the Trustee, such summaries of any information documents and reports required to be filed by the Buyer pursuant to subsection (a) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                   ARTICLE 6
                                   AMENDMENTS

    Section 6.1. AMENDMENTS WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Buyer and the Trustee, at any time and from time to time, may enter into one or more amendments hereto or to the Securities, for any of the following purposes:

                                       17
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        (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

        (b) to evidence the succession of another Person to the Buyer, and the assumption by any such successor of the covenants of the Buyer herein and in the Securities; or

        (c) to add to the covenants of the Buyer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority of the Securities to waive such an Event of Default; or

        (d) to cure any ambiguity, or to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein; provided, that such provisions shall not materially reduce the benefits of this Agreement or the Securities to the Holders; or

        (e) to make any other provisions with respect to matters or questions arising under this Agreement; provided, that such provisions shall not adversely affect the interests of the Holders; or

        (f) to make any amendments or changes necessary to comply or maintain compliance with the Trust Indenture Act.

        (g) Promptly following any amendment of this Agreement or the Securities in accordance with this Section 6.1, the Trustee shall notify the Holders of the Securities of such amendment; provided, that any failure so to notify the Holders shall not affect the validity of such amendment.

    Section 6.2.  AMENDMENTS WITH CONSENT OF HOLDERS.

        (a) This Agreement may be amended by the written consent of the Buyer and the affirmative vote or the written consent of holders holding not less than a majority in interest of the then outstanding CVRs; provided, however, that no such modification or amendment to this Agreement may, without the consent of each Holder affected thereby, change in a manner adverse to the Holders, (i) any provision contained herein with respect to termination of this Agreement or the CVRs, (ii) the amount of CVR Payout to be issued according to the terms of this Agreement to the Holders of the CVRs, or
    (iii) the provisions of this Section 6.2. Notwithstanding the foregoing, the Buyer and the Rights Agent may from time to time supplement or amend this Agreement, without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provision in this Agreement, or to make any other provision in regard to matters or questions arising under this Agreement which the Buyer and the Rights Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the CVRs and which shall not adversely affect the interests of the Holders.

        (b) modify any of the provisions of this Section, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Security affected thereby.

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        (c) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall he sufficient if such Act shall approve the substance thereof.

    Section 6.3. EXECUTION OF AMENDMENTS. In executing any amendment permitted by this Article, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it, and (subject to Section 4.1) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee shall execute any amendment authorized pursuant to this Article VI if the amendment does not adversely affect the Trustee's own rights, duties or immunities under this Agreement or otherwise. Otherwise, the Trustee may, but need not, execute such amendment.

    Section 6.4.  EFFECT OF AMENDMENTS; NOTICE TO HOLDERS.

        (a) Upon the execution of any amendment under this Article, this Agreement and the Securities shall be modified in accordance therewith, and such amendment shall form a part of this Agreement and the Securities for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        (b) Promptly after the execution by the Buyer and the Trustee of any amendment pursuant to the provisions of this Article, the Buyer shall mail a notice thereof by first class mail to the Holders of Securities at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Buyer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

    Section 6.5. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

    Section 6.6. REFERENCE IN SECURITIES TO AMENDMENTS. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. Securities authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Buyer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such amendment may be prepared and executed by the Buyer and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                                   ARTICLE 7
                                   COVENANTS

    Section 7.1. PAYMENT OF AMOUNTS, IF ANY, TO HOLDERS. The Buyer will duly and punctually pay the amounts, if any, on the Securities in accordance with the terms of the Securities and this Agreement. Such amounts shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Agreement money sufficient to pay all such amounts then due. Notwithstanding any other provision of this Agreement, the Trustee and the Paying Agent shall comply with all U.S. federal withholding requirements with respect to payments to Holders that the Buyer, the Trustee or the Paying Agent reasonably believes are applicable under the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder. Amounts withheld in compliance with such withholding requirements shall, for purposes of this Agreement, be treated as paid to the Holder such withholding was made with respect to. The consent of Holder shall not be required for any such withholding.

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    Section 7.2.  MAINTENANCE OF OFFICE OR AGENCY.

        (a) As long as any of the Securities remain Outstanding, the Buyer will maintain in the Borough of Manhattan, The City of New York, an office or agency (i) where Securities may be presented or surrendered for payment,
    (ii) where Securities may be surrendered for registration of transfer or exchange and (iii) where notices and demands to or upon the Buyer in respect of the Securities and this Agreement may be served. The office or agency of
    the Trustee at [            ] shall be such office or agency of the Buyer,
    unless the Buyer shall designate and maintain some other office or agency for one or more of such purposes. The Buyer or any of its Subsidiaries may act as Paying Agent, registrar or transfer agent; provided that such Person shall take appropriate actions to avoid the commingling of funds. The Buyer will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Buyer shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Buyer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

        (b) The Buyer may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Buyer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Buyer will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

    Section 7.3.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

        (a) If the Buyer or any of its Subsidiaries shall at any time act as the Paying Agent, it will, on or before the Issuance Date or the Default Issuance Date, as the case may be, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act. Any sums so held shall continue to bear Interest until paid to the Holder, unless the failure to so pay out such sum is due to the failure of such Holder to use reasonable commercial efforts to claim such sum.

        (b) Whenever the Buyer shall have one or more Paying Agents for the Securities, it will, on or before the Issuance Date or the Default Issuance Date, as the case may be, deposit with a Paying Agent shares a sum in same day funds sufficient to pay the amount, if any, so becoming due; such sum to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Buyer will promptly notify the Trustee of such action or any failure so to act.

        (c) The Buyer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that (A) such Paying Agent will hold all shares or sums held by it for the payment of any amount payable on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will notify the Trustee of the sums so held and (B) that it will give the Trustee notice of any failure by the Buyer (or by any other obligor on the Securities) to make any payment on the Securities when the same shall be due and payable.

        (d) Any money deposited with the Trustee or any Paying Agent, or then held by the Buyer, in trust for the payment on any Security and remaining unclaimed for one year after the Issuance Date or the Default Issuance Date, as the case may be, shall be paid to the Buyer on Buyer

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    Request, or (if then held by the Buyer) shall be discharged from such trust;
    and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Buyer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such shares or trust money shall thereupon cease.

    Section 7.4. CERTAIN PURCHASES AND SALES. Nothing contained herein shall prohibit the Buyer or any of its Subsidiaries or Affiliates from acquiring in open market transactions, private transactions or otherwise, the Securities.

    Section 7.5.  REPORTS.

        (a) Within sixty (60) days after the end of the CVR Measuring Period, the Buyer shall furnish to the Trustee and the Holders a written report showing the Revenue during the CVR Measuring Period. Payments shown to have accrued by the report shall be due and payable to the Holders on the Issuance Date.

        (b) If any adjustments or inaccuracies in the amounts paid or payable under this Section 7.5 are determined by the Holders in their review of the calculation of the CVR Payout, which may be performed at the end of the CVR Measuring Period, and the Buyer agrees to such adjustment, such adjustments for the CVR Measuring Period may be reconciled and described in a written report and the payment shall be adjusted to reflect such determination. The Buyer shall keep complete and accurate records in sufficient detail to enable the amounts payable hereunder to be determined by the Holders and their consultants or professional advisors.

    Section 7.6.  AUDITS; DISPUTE RESOLUTION.

        (a) AUDITS.

           (i) Upon the written request of the Holders of at least a majority in interest of the outstanding CVRs within thirty (30) Business Days after the Issuance Date, the Buyer and a representative of the Holders, who shall be approved by the Holders of a majority in interest of the outstanding CVRs (the "HOLDERS' REPRESENTATIVE"), shall seek to resolve any dispute, controversy or claim arising out of or related to the CVR Payout. If such dispute cannot be resolved within thirty (30) Business Days after the date of the requesting Holders' written request, then the Buyer shall permit an independent certified public accounting firm of nationally recognized standing selected by the requesting Holders and reasonably acceptable to the Buyer, at the requesting Holders' expense, to have access upon reasonable notice and during normal business hours to such of the records of the Buyer as are reasonably necessary to verify the accuracy of the CVR Report (the "HOLDERS AUDITOR CONCLUSION"). No such request shall be made more than thirty (30) Business Days after the Issuance Date.

           (ii) If such accounting firm concludes that additional CVR Payout is owed, then:

               (1) HOLDERS AUDITOR CONCLUSION. If the Buyer agrees with the Holders Auditor Conclusion, the Buyer shall issue the additional CVR Payout within thirty (30) Business Days of the date the requesting Holders deliver to the Buyer such accounting firm's written report, and notwithstanding anything to the contrary, in such case, the fees charged by such accounting firm shall be paid by the Buyer. The additional CVR Payout shall bear interest at the Default Interest Rate from the Issuance Date until such CVR Payout is delivered to the Trustee or paid to the Holders entitled to such CVR Payout.

               (2) BUYER AUDITOR CONCLUSION.

                   a) If the Buyer disagrees with the Holders Auditor Conclusion, then the requesting Holders shall permit an independent certified public accounting firm of nationally recognized standing selected by the Buyer and reasonably acceptable to

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               the requesting Holders, at the Buyer's expense, to verify the accuracy of the CVR Report (the "BUYER AUDITOR CONCLUSION") and the parties shall attempt in good faith to resolve the dispute promptly by negotiations between the Buyer and the Holders' Representative through telephonic discussions or meetings at mutually acceptable times and places, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three (3) Business Days' notice of such intention and may also be accompanied by an attorney.

                   b) If the requesting Holders agree with the Buyer Auditor Conclusion, the Buyer shall issue the additional CVR Payout, if any, within thirty (30) Business Days of the date the Buyer delivers to the requesting Holders such accounting firm's written report, and notwithstanding anything to the contrary, in such case, the fees charged by such accounting firm shall be paid by Buyer. The additional CVR Payout shall bear interest at the Default Interest Rate from the Issuance Date until such CVR Payout is delivered to the Trustee or paid to the Holders entitled to such CVR Payout.

                   c)  If the dispute shall not be resolved pursuant to this
               Section 7(a)(ii)(2), the parties shall attempt to resolve such dispute in accordance with the provisions of Section 7.6(b) below.

           (iii) Unless the Holders of at least a majority in interest of the outstanding CVRs have objected within thirty (30) Business Days after the Issuance Date pursuant to Section 7.6(a), upon the expiration of thirty
       (30) Business Days following the Issuance Date, the calculation of the CVR Payout issuable as set forth in the CVR Report shall be binding and conclusive upon the Holders and the Buyer, and the Buyer shall be released from any liability or accountability with respect to the CVR Payout and this Agreement.

           (iv) Each person seeking to receive information from the Buyer in connection with an audit shall enter into, and shall cause its accounting firm to enter into, a reasonable and mutually satisfactory confidentiality agreement with the Buyer obligating such party to retain all such financial information disclosed to such party in confidence pursuant to such confidentiality agreement.

           (v) All negotiations pursuant to this Section 7.6(a) are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

        (b) DISPUTE RESOLUTION.

           (i) NON-BINDING MEDIATION. Except as otherwise expressly set forth in this Agreement, in the event that the dispute concerning the CVR Payout has not been resolved under the procedures set forth in Section 7.6(a) above within twenty (20) Business Days of delivery of the Buyer Auditor Conclusion to the requesting Holders, then either party may, but shall not be obligated to, initiate non-binding mediation of the dispute with the assistance of a neutral mediator belonging to either the American Arbitration Association or JAMS. The party requesting the mediation shall arrange for the mediation services, subject to the approval of the other party which the other party shall not withhold unreasonably. Mediation shall take place in New York, New York. Mediation may be scheduled to begin any time, but with at least ten (10) Business Days' notice to all parties. Once the mediation is initiated by one party, the parties
       (i) shall participate in the mediation in good faith and shall devote reasonable time and energy to the mediation so as to promptly resolve the dispute or

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       conclude that they cannot resolve the dispute and (ii) shall not pursue other remedies while such mediation is proceeding. If neither party initiates mediation within thirty (30) Business Days following the delivery of the Buyer Auditor Conclusion, or if the dispute has not been resolved by such mediation within sixty (60) days following initiation of mediation, either party may pursue all available remedies.

           (ii) STATUTES OF LIMITATIONS. All applicable statutes of limitations and defenses based upon the passage of time shall be tolled while the negotiation and mediation procedures set forth in this Section 7.6(b) are pending. The parties will take such action, if any, as may be reasonably be required to effectuate such tolling.

           (iii) EQUITABLE RELIEF. Notwithstanding the foregoing and notwithstanding any other provision of this Agreement, the remedy at law for any dispute concerning the CVR Payout may be inadequate, and, accordingly, an aggrieved party seeking equitable relief or remedies for such dispute shall have the right and is hereby granted the privilege, in addition to all other remedies at law or in equity, to proceed directly in a court of competent jurisdiction to seek temporary or preliminary equitable relief.

           (iv) EXPENSES OF MEDIATION AND/OR LITIGATION.

               (1) Pursuant to the mediation procedures set forth in
           Section 7.6(b)(i) above, if the mediator determines that the actions of a party or its counsel have unreasonably or unnecessarily delayed the resolution of the matter, the mediator may in its discretion require such party to pay all or part of cost of the mediation and mediation proceedings payable by the other party and may require such party to pay all or part of the attorneys fees of the other party. This provision permits an award of attorneys fees against a party regardless of which party is the prevailing party. Otherwise, the parties shall share bear their own attorneys fees and share the costs of mediation equally, except as provided elsewhere in this Agreement.

               (2) Notwithstanding the provisions of 7.6(b)(iv)(1) above, in the event that the dispute is not resolved pursuant to this
           Section 7.6(b), in any court action at law or equity that is brought by one of the parties to this Agreement in connection with the dispute in question, the prevailing party will be entitled to the costs of mediation, reasonable other costs and attorneys' fees, in addition to any other relief to which that party may be entitled.

    Section 7.7. FOREIGN EXCHANGE. For the purpose of computing Revenue generated in a currency other than United States Dollars, such currency shall be converted into United States Dollars using the then current method used by the Buyer in preparing its accounts.

    Section 7.8. NOTICE OF DEFAULT. The Buyer shall file with the Trustee written notice of the occurrence of any Event of Default or other default under this Agreement within five business days of its becoming aware of any such Default or Event of Default.

                                   ARTICLE 8
            REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

    Section 8.1. EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. "Event of Default" with respect to the Securities, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

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
        (a) default in the payment of all or any part of the amounts payable in respect of any of the Securities as and when the same shall become due and payable at the Issuance Date; or

        (b) default in the performance, or breach, of any covenant or warranty of the Buyer in respect of the Securities (other than a covenant or warranty in respect of the Securities, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of forty-five (45) days after there has been given, by registered or certified mail, to the Buyer by the Trustee or to the Buyer and the Trustee by the Holders of at least fifty percent (50%) of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

        (c) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Buyer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Buyer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

        (d) the Buyer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Buyer or for any substantial part of its property, or make any general assignment for the benefit of creditors.

    If an Event of Default described above occurs and is continuing, then, and in each and every such case, unless all of the Securities shall have already become due and payable, either the Trustee or the Trustee upon the written request of Holders of not less than fifty percent (50%) of the Securities then Outstanding hereunder by notice in writing to the Buyer (and to the Trustee if given by the Holders), shall bring suit for any amounts then due and payable, which amounts shall bear interest at the Default Interest Rate until payment is made to the Trustee.

    The foregoing provisions, however, are subject to the condition that if, at any time after the Trustee shall have begun such suit, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Buyer shall pay or shall deposit with the Trustee a sum sufficient to pay all amounts which shall have become due (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee, and if any and all Events of Default under this Agreement, other than the non-payment of the amounts which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority of all the Securities then Outstanding, by written notice to the Buyer and to the Trustee, may waive all defaults with respect to the Securities, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

    Section 8.2.  COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE
DEBT. The Buyer covenants that in case default shall be made in the payment of all or any part of the Securities when the same shall have become due and payable, whether at the Issuance Date, a Default Issuance Date or upon acceleration or otherwise, then upon demand of the Trustee, the Buyer will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all Securities (with interest from the date due and payable to the date of such payment upon the overdue amount at the Default Interest Rate); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or bad faith.

    The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other remedy.

    In case the Buyer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Buyer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Buyer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

    In case there shall be pending proceedings relative to the Buyer or an other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Buyer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Buyer or other obligor upon the Securities, or to the creditors or property of the Buyer or such other obligor the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as herein expressed or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, (but shall have no obligation) by intervention in such proceedings or otherwise:

        (a) to file and prove a claim or claims for the whole amount owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Buyer or other obligor upon the Securities, or to their respective property;

        (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

        (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.6. To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

    All rights of action and of asserting claims under this Agreement, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof and any trial or other proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

    In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

    Section 8.3. APPLICATION OF PROCEEDS. Any shares or monies collected by the Trustee pursuant to this Article in respect of any Securities shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented Securities if only partially paid or upon surrender thereof if fully paid:

    FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to
Section 4.6;

    SECOND: To the payment of the whole amount then owing and unpaid upon all the Securities, with interest at the Default Interest Rate on all such amounts, and in case such shares or monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such amounts without preference or priority of any security over any other Security, ratably to the aggregate of such amounts due and payable; and

    THIRD: To the payment of the remainder, if any, to the Buyer or any other Person lawfully entitled thereto.

    Section 8.4. SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Trustee by this Agreement or by law.

    Section 8.5. RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee or any Holder shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the

Trustee or to such Holder, then and in every such case the Buyer and the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Buyer, the Trustee and the Holders shall continue as though no such proceedings had been taken.

    Section 8.6. LIMITATIONS ON SUITS BY HOLDERS. No Holder of any Security shall have any right by virtue or by availing of any provision of this Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than fifty percent (50%) of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of

Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to effect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    Section 8.7.  UNCONDITIONAL RIGHT OF HOLDERS TO INSTITUTE CERTAIN
SUITS. Notwithstanding any other provision in this Agreement and any provision of any Security, the right of any Holder of any Security to receive payment of the amounts payable in respect of such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

    Section 8.8. POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.

        (a) Except as provided in Section 8.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        (b) No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 8.6, every power and remedy given by this Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

    Section 8.9.  CONTROL BY HOLDERS.

        (a) The Holders of a majority of the Securities at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities by this Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Agreement; and provided further that (subject to the provisions of Section 4.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 4.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

        (b) Nothing in this Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

    Section 8.10.  WAIVER OF PAST DEFAULTS.

        (a) In the case of a default or an Event of Default specified in clause (b), (c) or (d) of Section 8.1, the Holders of a majority of all the Securities then Outstanding may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Buyer, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        (b) Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

    Section 8.11. TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults which have occurred and are known to the Trustee, such notice to be transmitted within ninety days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "DEFAULT" or "DEFAULTS" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the amounts payable in respect of any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

    Section 8.12.  RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY
COSTS. All parties to this Agreement agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than twenty five percent (25%) of the Securities Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any Security on or after the due date expressed in such Security.

                                   ARTICLE 9
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

    Section 9.1. SUCCESSORS. All covenants and provisions of this Agreement by or for the benefit of the Buyer, the Rights Agent, or the Holders shall bind and inure to the benefit of their respective successors, assigns, heirs, and personal representatives; provided that Buyer and its Affiliates shall be entitled in their sole discretion to sell, lease, exchange, transfer, license or otherwise dispose of any or all of their assets (whether tangible or intangible) relating to the Products without transferring Buyer's obligations under this Agreement to the acquirer thereof so long as Buyer agrees to continue to be bound by its obligations under this Agreement with respect to the CVR Payout notwithstanding any such disposition. Further, even if Buyer transfers its rights, duties and obligations under this Agreement to an Affiliate or to its Affiliates, Buyer shall remain bound by its obligations under this Agreement with respect to the CVR Payout notwithstanding any such dispositions.

    Section 9.2.  SUCCESSOR PERSON SUBSTITUTED.

        (a) In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor Person, such successor Person shall succeed to and be substituted for the Buyer with the same effect as if it had been named herein. Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Buyer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Buyer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Buyer and subject to all the terms, conditions and limitations in this Agreement prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Securities had been issued at the date of the execution hereof.

        (b) In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

        (c) In the event of any such sale, transfer or conveyance (other than a conveyance by way of lease) the Buyer or any Person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Agreement and the Securities and may be liquidated and dissolved.

    Section 9.3. OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Sections 4.1 and 4.2, shall receive an Opinion of Counsel, prepared in accordance with Sections 1.3 and 1.4, as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                               HEWLETT-PACKARD COMPANY

                                               By:
                                                      --------------------------------------------
                                               Name:
                                               Title:

                                               [__________________________________________________],
                                               as Trustee

                                               By:
                                                      --------------------------------------------
                                               Name:
                                               Title:

             [SIGNATURE PAGE TO CONTINGENT VALUE RIGHTS AGREEMENT]

                            Hewlett-Packard Company

No.             Certificate for             Contingent Value Rights

    This certifies that             , or registered assigns (the "HOLDER"), is
the registered holder of the number of Contingent Value Rights ("CVRS") set forth above. Each CVR entitles the Holder, subject to the provisions contained herein and in the Agreement referred to on the reverse hereof, to payments from Hewlett-Packard Company, a Delaware corporation (the "BUYER"), in an amount and in the form determined pursuant to the provisions set forth on the reverse hereof and as more fully described in the Agreement referred to on the reverse hereof. Such payment shall be made on the Issuance Date or the Default Issuance Date, each as defined in the Agreement referred to on the reverse hereof.

    Payment of any amounts pursuant to this CVR Certificate shall be made only to the registered Holder (as defined in the Agreement) of this CVR Certificate. Such payment shall be made in the Borough of Manhattan, The City of New York, or at any other office or agency maintained by the Buyer for such purpose, in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, the Buyer may
pay such amounts by wire transfer or check payable in such money. [            ]
has been initially appointed as Paying Agent at its office or agency in the Borough of Manhattan, The City of New York.

    Reference is hereby made to the further provisions of this CVR Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this CVR Certificate shall not be entitled to any benefit under the Agreement, or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Buyer has caused this instrument to be duly executed.

Dated: ________________________             HEWLETT-PACKARD COMPANY

                                            By:
                                                   -----------------------------------------
                                            Name:
                                            Title:

Attest:

-----------------------------------------
Authorized Signature

                      [Form of Reverse of CVR Certificate]

    This CVR Certificate is issued under and in accordance with the Contingent
Value Rights Agreement, dated as of             , 2001 (the "AGREEMENT"),
between the Buyer and [            ], a national banking association, as trustee
(the "TRUSTEE," which term includes any successor Trustee under the Agreement), and is subject to the terms and provisions contained in the Agreement, to all of which terms and provisions the Holder of this CVR Certificate consents by acceptance hereof. The Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Buyer, the Trustee and the holders of the CVRs. All capitalized terms used in this CVR Certificate without definition shall have the respective meanings ascribed to them in the Agreement. Copies of the Agreement can be obtained by contacting the Trustee.

    On [            ], 2005, the Buyer shall pay to the Holder hereof (or if
such day is not a Business Day, without accruing any interest, on the next succeeding Business Day), (as the same may be extended, the "ISSUANCE DATE"), for each CVR represented hereby, the CVR Payout, if any.

    The "CVR PAYOUT," means up to that amount of cash equal to $4.50 in cash. If Revenue during the CVR Measuring Period is less than one billion United States dollars (U.S. $1,000,000,000) (the "LOWER LIMIT"), then no CVR Payout shall be made. If Revenue during the CVR Measuring Period is greater than one billion six hundred million United States dollars (U.S. $1,600,000,000) (the "UPPER LIMIT"), then the Maximum CVR Payout shall be made. If Revenue during the CVR Measuring Period is between the Lower Limit and the Upper Limit, the CVR Payout shall be equal to the maximum CVR Payout multiplied by a fraction equal to the percentage that is derived by subtracting the Lower Limit from actual Revenues and dividing that amount by six hundred million United States dollars (U.S. $600,000,000).

    "REVENUE" means the actual net revenue from the sale or lease of LEP Digital Press Products and Consumables by the Buyer and its Affiliates during the CVR Measuring Period plus the Residual Calculation. Actual net revenue is to be based on U.S. GAAP, as applied by Buyer consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period.

    "CVR MEASURING PERIOD" means the three-year period commencing on the first day of the first month subsequent to the Closing Time or February 1, 2002, whichever is later.

    "LEP DIGITAL PRESS PRODUCTS" means digital press products, including accessories and options (e.g. finishing equipment, sheet feeders) which utilize Company Core Technology.

    The Agreement does not prohibit the Buyer from acquiring CVRs.

    The CVR Payout, if any, and interest thereon, if any, shall be payable by the Buyer in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, the Buyer may pay such amounts by its check or wire transfer payable in
such money. [            ] has been initially appointed as Paying Agent at its
office or agency in the Borough of Manhattan, The City of New York.

    If an Event of Default occurs and is continuing, either the Trustee may or if the Holders holding an aggregate of at least fifty percent of the Outstanding CVRs, by notice to the Buyer and to the Trustee shall bring suit to recover all amounts then due and payable, with interest at the Default Interest Rate from the Default Issuance Date through the date payment is made or duly provided for.

    The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Buyer and the rights of the holders of CVRs under the Agreement at any time by the Buyer and the Trustee with the consent of the holders of a majority of the CVRs at the time outstanding.

    No reference herein to the Agreement and no provision of this CVR Certificate or of the Agreement shall alter or impair the obligation of the Buyer, which is absolute and unconditional, to pay any amounts determined pursuant to the terms hereof and of the Agreement at the times, place and amount, and in the manner, herein prescribed. Each of the Holders of any CVR Certificate or CVR, by acceptance thereof, agrees that: (i) the Buyer and its Affiliates shall be entitled in their sole discretion to establish and modify from time to time all aspects of Buyer's program for the development, manufacturing, marketing and sale of any products, including, without limitation, the LEP Digital Press Products and Consumables, including product design, functionality and features, development processes, roadmaps and timelines, evaluation, testing and release readiness, procurement or materials and components, manufacturing, marketing and sales and staffing and funding for any of the foregoing (any or all of which may be performed by the Buyer or its Affiliates using its internal resources or by third parties pursuant to outsourcing or other contractual relationships with the Buyer or its Affiliates); and (ii) the Buyer and its Affiliates have no obligation to initiate or continue research, development, commercialization, marketing or sales activities with respect to any products, including, without limitation, the LEP Digital Press Products and Consumables and, in the Buyer's sole and subjective discretion, the Buyer and its Affiliates may abandon efforts to research, develop, commercialize, market or sell any or all products, including, without limitation, the LEP Digital Press Products and Consumables. No joint venture, partnership or other fiduciary relationship between the Buyer and the holders of the CVR Certificates or the CVRs is created by this Agreement or by the CVR Certificates or the CVRs.

    The Agreement provides that the Trustee shall receive an Officers' Certificate, on or before the Issuance Date, certifying the Revenue.

    As provided in the Agreement and subject to certain limitations therein set forth, the CVRs are non-transferable. A Permitted Transfer of the CVRs represented by this CVR Certificate is registrable on the Security Register, upon surrender of this CVR Certificate for registration of transfer at the office or agency of the Buyer maintained for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to The Buyer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new CVR Certificates, for the same amount of CVRs, will be issued to the designated transferee or transferees. The Buyer
hereby initially designates the office of [            ] at [            ] as
the office for registration of transfer of this CVR Certificate.

    As provided in the Agreement and subject to certain limitations therein set forth, this CVR Certificate is exchangeable for one or more CVR Certificates representing the same number of CVRs as represented by this CVR Certificate as requested by the Holder surrendering the same.

    No service charge will be made for any registration of transfer or exchange of CVRs, but the Buyer may require payment of a sum sufficient to cover all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

    Prior to the time of due presentment of this CVR Certificate for registration of transfer, the Buyer, the Trustee and any agent of the Buyer or the Trustee may treat the Person in whose name this CVR Certificate is registered as the owner hereof for all purposes, and neither the Buyer, the Trustee nor any agent shall be affected by notice to the contrary.

    Neither the Buyer nor the Trustee has any duty or obligation to the holder of this CVR Certificate, except as expressly set forth herein or in the Agreement.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

    This is one of the CVR Certificates referred to in the within-mentioned Agreement.

                                             [_______________________________],
                                             as Trustee

Dated: ________________________

                                             By   ------------------------------------------
                                                  Authorized Signatory